                                                                    EXHIBIT 10.8

                               WARRANT AGREEMENT

          WARRANT AGREEMENT (this "Agreement") is made as of August 21, 1996 by and between CHENIERE ENERGY, INC., a Delaware corporation ("the Company"), and BLAIR FOSTER & CO., INC. (the "Holder").

                              PRELIMINARY RECITALS
                              --------------------

          A. In consideration for investment advisory and other services provided to the Company, the Company has agreed to grant to Holder a common stock purchase warrant entitling Holder and its permitted assigns to purchase, on the terms and subject to the conditions set forth below, shares of the common stock, $.003 par value per share, of the Company (the "Common Stock").

          B. Holder is willing to accept the Warrant (as hereinafter defined) as consideration for its services to the Company, on the terms and subject to the conditions set forth below.

          NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Holder agree as follows:

          1. GRANT OF WARRANT. The Company hereby grants to Holder a warrant to purchase up to 13,600 shares (the "Warrant Shares") of Common Stock at the purchase price of $3 per share (the "Warrant"), such Warrant to be exercisable as hereinafter provided, evidenced by a warrant certificate in the form attached as Exhibit A hereto (the "Warrant Certificate").

          2. EXERCISE PERIOD. Subject to the other terms of this Agreement regarding the exercisability of the Warrant, the Warrant shall be exercisable during the period (the "Exercise Period") commencing on the date hereof and expiring on May 15, 1999.

          3.  EXERCISE OF WARRANT

          (a) This Warrant may be exercised, from time to time, in whole or in part, at any time prior to the expiration thereof. Any exercise shall be accompanied by written notice to the Company specifying the number of shares as to which this Warrant is being exercised, in the form attached to the Warrant Certificate. Notations of any partial exercise or instalment exercise, shall be made by the Company and attached as a schedule hereto.

          (b) The Company shall issue the Warrant Certificate or certificates evidencing the Warrant Shares within fifteen (15) days after receipt of such notice and payment as hereinafter provided.

          4. PAYMENT OF PURCHASE PRICE UPON EXERCISE. At the time of any exercise of the Warrant the purchase price for the Warrant Shares shall be paid in full to the Company by check or other immediately available funds.

          5. PURCHASE FOR INVESTMENT; RESALE RESTRICTIONS. The Holder hereby represents, and each assignee of Holder as a condition to transfer shall represent, that he is acquiring or will acquire the Warrant and the Warrant Shares for his own account, for investment only with no present intention of distributing or reselling such securities or any part thereof. Unless at the time of the acquisition of the Warrant or the exercise of the Warrant, as the case may be, there shall be, in the opinion of counsel for the Company, a valid and effective registration statement under the Securities Act 1933 ("1933 Act") and appropriate qualification and registration under applicable state securities laws relating to the Warrant or the Warrant Shares, as the case may be, the Holder shall, prior to the assignment of the Warrant or upon exercise of the Warrant or any portion thereof, as the case may be, give a representation that he is acquiring such Warrant or Warrant Shares, as the case may be, for his own account, only for investment and not with the view to the resale or distribution of any of such securities. In the absence of such registration statement, the Holder shall execute a written affirmation, in form reasonably satisfactory to the Company, of such investment intent. The Holder further agrees that he will not sell or transfer the Warrant or any Warrant Shares, as the case may be, until he requests and receives an opinion from the Company's counsel, or other counsel reasonably satisfactory to the Company, to the effect that such proposed sale or transfer will not result in a violation of the 1933 Act or a registration statement covering the sale or transfer of the Warrant or Warrant Shares, as the case may be, has been declared effective by the Securities and Exchange Commission ("SEC"), or he obtains a no action letter from the SEC with respect to the proposed transfer. There shall be stamped on the certificate(s) representing the Warrant or Warrant Shares, as the case may be, an appropriate legend giving notice of the acquisition of such Warrant or Warrant Shares, as the case may be, for investment and the restriction on their transfer by reason thereof.

          6. ADJUSTMENTS. In the event of any change in the outstanding Common Stock of the Company by reason of any stock recapitalization, merger, consolidation, combination or exchange of shares, the kind of shares subject to the Warrant and their purchase price per share (but not the number of shares) shall be appropriately adjusted consistent with such change in such manner as the Board of Directors of the Company may deem equitable. In the event of a stock dividend or stock split, the kind of shares, the purchase price per share and number of shares shall be appropriately adjusted, consistent with such change in such manner as the Board of Directors may deem equitable. Any adjustments that are made by the Board of Directors shall be final and binding on the Holder.

          7. NO RIGHTS OF STOCKHOLDER. The Holder shall have no rights as a stockholder with respect to any Warrant Shares prior to the date of purchase thereof and issuance to him of a certificate or certificates for such shares.

          8. COMPLIANCE WITH LAW AND REGULATIONS. This Agreement and the obligation of the Company to sell and deliver the Warrant and the Warrant Shares shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. If, at any time, the Board of Directors of the Company shall determine that (a) the listing, registration or qualification of the Warrant Shares upon any securities exchange or under any state or federal law or (b) the consent or approval of any government regulatory body, is necessary or desirable as a condition to, or in connection with, the offer, sale and issuance of the Warrant Shares, the Warrant shall not be exercised by the Holder in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained, free of any conditions not acceptable to the Board of Directors of the Company.

          9. TAX WITHHOLDING REQUIREMENTS. The Company shall have the right to require the Holder to remit to the Company an amount sufficient to satisfy any federal, state or local withholding or other tax requirements applicable to the sale of the Warrant or the issuance and sale of the Warrant Shares prior to the delivery of any Warrant Certificate or Certificates for the Warrant Shares.

          10. FRACTIONAL SHARES. To the extent required, fractional shares of stock shall be issued upon the exercise of this Warrant up to but not more than the nearest thousandth of a share (.001). The Company shall not be under any obligation to compensate the Holder in any way for fractional shares in less than such amounts.

          11. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all of such counterparts taken together will constitute one and the same Agreement.

          13. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement and shall not be used in the interpretation hereof.

          14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon any and all successors and assigns of the parties.

          15. AMENDMENTS. This Agreement may not be modified, amended, altered, or supplemented except upon the execution and delivery of a written agreement executed by Holder and the Company.

          16. GOVERNING LAW. This Agreement shall be construed according to the laws of the State of Delaware without giving effect to the conflict of law provisions thereof, and all provisions hereof shall be administered according to and its validity shall be determined under, the laws of such state, except where preempted by federal laws.

          17. NOTICES. Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or three
(3) days after being sent by registered or certified mail, return receipt requested, postage prepaid, or transmitted by telecopy with oral confirmation, addressed as follows or to such other address of which the parties may have given notice in accordance with this Section 17:

          If to Holder at the address set forth on the signature page of this Agreement.

          If to the Company:

          Cheniere Energy, Inc.
          Two Allen Center
          1200 Smith Street, Suite 1710
          Houston, Texas 77002
          Attn:  Mr. William D. Forster
          Fax: (713) 659-5459

      IN WITNESS WHEREOF the parties have executed this Agreement as the date first written above.

                             CHENIERE ENERGY, INC.

                                      By:__________________________________
                                      Name:  William D. Forster
                                      Title: President


                                      BLAIR FOSTER & CO., INC.


                                      By:__________________________________
                                      Name:
                                      Title:


                                      Address: ____________________________

                                               ____________________________

                                      Tel: ________________________________

                                      Fax: ________________________________

                                                                       EXHIBIT A

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.


                             CHENIERE ENERGY, INC.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

     The transferability of this Warrant is restricted as set forth in the related Warrant Agreement, a copy of which may be obtained from the Company at its principal office.


No. WA-12                                                    Up to 13,600 Shares


          THIS CERTIFIES THAT for value received BLAIR FOSTER & CO., INC. (the "Holder") or registered assigns is the owner of a Warrant to purchase during the period expiring no later than 5:00 p.m. New York time on May 15, 1999, the number of fully paid and non-assessable shares of Common Stock, $.003 par value per share (the "Common Stock"), of Cheniere Energy, Inc., a Delaware corporation (hereinafter called the "Company"), specified above upon payment of the Warrant Price (as defined below) set forth in the warrant agreement between the Company and the Holder (the "Warrant Agreement").

          As provided in the Warrant Agreement, certain adjustments may be made in the sole discretion of the Board of Directors of the Company in the number of shares of Common Stock issuable upon exercise of this Warrant in the event of the change in the number of shares of Common Stock of the Company outstanding by reason a stock split, combination of stock or stock dividend in such manner as the Board of Directors may deem equitable.

          The warrant price per share (hereinafter called the "Warrant Price") shall be $3. As provided in the Warrant Agreement, the Warrant Price is payable upon the exercise of this Warrant, in cash by check or other immediately available funds.

          Upon the exercise of this Warrant, the form of election to purchase attached hereto must be properly completed and executed and surrendered to the Company or its transfer agent. In the event that this Warrant is exercised in respect of fewer than all of such shares, a new Warrant for the remaining number of such shares, substantially in the form hereof, will be issued on such surrender.

          This Warrant is issued under, and the rights represented hereby are subject to, the terms and provisions contained in the Warrant Agreement. By acceptance of an assignment of this Warrant any assignee agrees and assents to all the terms and provisions of the Warrant Agreement. Reference is hereby made to terms and conditions of the Warrant Agreement for a more complete statement of the rights and limitations of rights of the registered holder hereof and the rights and obligations of the

Company thereunder, which terms and conditions are incorporated herein by reference. Copies of the Warrant Agreement are on file at the principal office of the Company.

          The Company shall be required upon the exercise of this Warrant to issue fractions of shares only up to the nearest thousandth of a share (.001).

          This Warrant is transferable at the office of the Company (or of its transfer agent) by the registered holder hereof in person or by attorney-in-fact duly authorized in writing, but only in the manner and subject to the limitations provided in the Warrant Agreement, and upon surrender of this Warrant, proper completion and delivery of an assignment in the form attached hereto and the payment of any transfer taxes. Upon any such transfer, a new Warrant, or new Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock will be issued to the transferee in exchange for this Warrant.

          This Warrant when surrendered at the office of the Company (or of its transfer agent) by the registered holder hereof, in person or by attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock.

          If this Warrant shall be surrendered for exercise within any period during which the transfer books for shares of the Common Stock of the Company or other securities purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for the securities purchasable upon such exercise until the date of the reopening of said transfer books.

          The Holder of this Warrant shall not be entitled to any of the rights of a stockholder of the Company prior to the exercise hereof.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its representative, thereunto duly authorized, as of this 21st day of August, 1996.

                                            CHENIERE ENERGY, INC.

                                            By: ______________________________
                                                William D. Forster
                                                President

                                                                         Annex 1
                                                                         -------
                                 PURCHASE FORM
                                 -------------

                                                          Dated ________________

          The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock and hereby makes payment in full by check or other immediately available funds totaling $_______.


                     INSTRUCTIONS FOR REGISTRATION OF STOCK
                     --------------------------------------


Name________________________________________________________
          (Please typewrite or print in block letters)


Address_____________________________________________________


Signature___________________________________________________

------------------------------------------------------------

                                                                         Annex 2
                                                                         -------

                                ASSIGNMENT FORM
                                ---------------

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

Name________________________________________________________
          (Please typewrite or print in block letters)


Address_____________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of ________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _______________, Attorney-in-Fact, to transfer the same on the books of the Company with full power of substitution in the premises.

Date________________, 19__

Signature___________________________________________________

                               WARRANT AGREEMENT

          WARRANT AGREEMENT (this "Agreement") is made as of August 21, 1996 by and between CHENIERE ENERGY, INC., a Delaware corporation ("the Company"), and REDLIW CORP. (the "Holder").

                              PRELIMINARY RECITALS
                              --------------------

          C. In consideration for investment advisory and other services provided to the Company, the Company has agreed to grant to Holder a common stock purchase warrant entitling Holder and its permitted assigns to purchase, on the terms and subject to the conditions set forth below, shares of the common stock, $.003 par value per share, of the Company (the "Common Stock").

          D. Holder is willing to accept the Warrant (as hereinafter defined) as consideration for its services to the Company, on the terms and subject to the conditions set forth below.

          NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Holder agree as follows:

          1. GRANT OF WARRANT. The Company hereby grants to Holder a warrant to purchase up to 54,400 shares (the "Warrant Shares") of Common Stock at the purchase price of $3 per share (the "Warrant"), such Warrant to be exercisable as hereinafter provided, evidenced by a warrant certificate in the form attached as Exhibit A hereto (the "Warrant Certificate").

          2. EXERCISE PERIOD. Subject to the other terms of this Agreement regarding the exercisability of the Warrant, the Warrant shall be exercisable during the period (the "Exercise Period") commencing on the date hereof and expiring on May 15, 1999.

          3.  EXERCISE OF WARRANT

          (a) This Warrant may be exercised, from time to time, in whole or in part, at any time prior to the expiration thereof. Any exercise shall be accompanied by written notice to the Company specifying the number of shares as to which this Warrant is being exercised, in the form attached to the Warrant Certificate. Notations of any partial exercise or instalment exercise, shall be made by the Company and attached as a schedule hereto.

          (b) The Company shall issue the Warrant Certificate or certificates evidencing the Warrant Shares within fifteen (15) days after receipt of such notice and payment as hereinafter provided.

          4. PAYMENT OF PURCHASE PRICE UPON EXERCISE. At the time of any exercise of the Warrant the purchase price for the Warrant Shares shall be paid in full to the Company by check or other immediately available funds.

          5. PURCHASE FOR INVESTMENT; RESALE RESTRICTIONS. The Holder hereby represents, and each assignee of Holder as a condition to transfer shall represent, that he is acquiring or will acquire the Warrant and the Warrant Shares for his own account, for investment only with no present intention of distributing or reselling such securities or any part thereof. Unless at the time of the acquisition of the Warrant or the exercise of the Warrant, as the case may be, there shall be, in the opinion of counsel for the Company, a valid and effective registration statement under the Securities Act 1933 ("1933 Act") and appropriate qualification and registration under applicable state securities laws relating to the Warrant or the Warrant Shares, as the case may be, the Holder shall, prior to the assignment of the Warrant or upon exercise of the Warrant or any portion thereof, as the case may be, give a representation that he is acquiring such Warrant or Warrant Shares, as the case may be, for his own account, only for investment and not with the view to the resale or distribution of any of such securities. In the absence of such registration statement, the Holder shall execute a written affirmation, in form reasonably satisfactory to the Company, of such investment intent. The Holder further agrees that he will not sell or transfer the Warrant or any Warrant Shares, as the case may be, until he requests and receives an opinion from the Company's counsel, or other counsel reasonably satisfactory to the Company, to the effect that such proposed sale or transfer will not result in a violation of the 1933 Act or a registration statement covering the sale or transfer of the Warrant or Warrant Shares, as the case may be, has been declared effective by the Securities and Exchange Commission ("SEC"), or he obtains a no action letter from the SEC with respect to the proposed transfer. There shall be stamped on the certificate(s) representing the Warrant or Warrant Shares, as the case may be, an appropriate legend giving notice of the acquisition of such Warrant or Warrant Shares, as the case may be, for investment and the restriction on their transfer by reason thereof.

          6. ADJUSTMENTS. In the event of any change in the outstanding Common Stock of the Company by reason of any stock recapitalization, merger, consolidation, combination or exchange of shares, the kind of shares subject to the Warrant and their purchase price per share (but not the number of shares) shall be appropriately adjusted consistent with such change in such manner as the Board of Directors of the Company may deem equitable. In the event of a stock dividend or stock split, the kind of shares, the purchase price per share and number of shares shall be appropriately adjusted, consistent with such change in such manner as the Board of Directors may deem equitable. Any adjustments that are made by the Board of Directors shall be final and binding on the Holder.

          7. NO RIGHTS OF STOCKHOLDER. The Holder shall have no rights as a stockholder with respect to any Warrant Shares prior to the date of purchase thereof and issuance to him of a certificate or certificates for such shares.

          8. COMPLIANCE WITH LAW AND REGULATIONS. This Agreement and the obligation of the Company to sell and deliver the Warrant and the Warrant Shares shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. If, at any time, the Board of Directors of the Company shall determine that (a) the listing, registration or qualification of the Warrant Shares upon any securities exchange or under any state or federal law or (b) the consent or approval of any government regulatory body, is necessary or desirable as a condition to, or in connection with, the offer, sale and issuance of the Warrant Shares, the Warrant shall not be exercised by the Holder in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained, free of any conditions not acceptable to the Board of Directors of the Company.

          9. TAX WITHHOLDING REQUIREMENTS. The Company shall have the right to require the Holder to remit to the Company an amount sufficient to satisfy any federal, state or local withholding or other tax requirements applicable to the sale of the Warrant or the issuance and sale of the Warrant Shares prior to the delivery of any Warrant Certificate or Certificates for the Warrant Shares.

          10. FRACTIONAL SHARES. To the extent required, fractional shares of stock shall be issued upon the exercise of this Warrant up to but not more than the nearest thousandth of a share (.001). The Company shall not be under any obligation to compensate the Holder in any way for fractional shares in less than such amounts.

          11. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all of such counterparts taken together will constitute one and the same Agreement.

          13. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement and shall not be used in the interpretation hereof.

          14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon any and all successors and assigns of the parties.

          15. AMENDMENTS. This Agreement may not be modified, amended, altered, or supplemented except upon the execution and delivery of a written agreement executed by Holder and the Company.

          16. GOVERNING LAW. This Agreement shall be construed according to the laws of the State of Delaware without giving effect to the conflict of law provisions thereof, and all provisions hereof shall be administered according to and its validity shall be determined under, the laws of such state, except where preempted by federal laws.

          17. NOTICES. Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or three
(3) days after being sent by registered or certified mail, return receipt requested, postage prepaid, or transmitted by telecopy with oral confirmation, addressed as follows or to such other address of which the parties may have given notice in accordance with this Section 17:

          If to Holder at the address set forth on the signature page of this Agreement.

          If to the Company:

          Cheniere Energy, Inc.
          Two Allen Center
          1200 Smith Street, Suite 1710
          Houston, Texas 77002
          Attn:  Mr. William D. Forster
          Fax: (713) 659-5459

          IN WITNESS WHEREOF the parties have executed this Agreement as the date first written above.

                             CHENIERE ENERGY, INC.

                                        By:___________________________________
                                         Name:  William D. Forster
                                         Title: President


                                        REDLIW CORP.


                                        By:___________________________________
                                         Name:
                                         Title:


                                        Address:______________________________

                                                ______________________________

                                        Tel:__________________________________

                                        Fax:__________________________________

                                                                       EXHIBIT A

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.


                             CHENIERE ENERGY, INC.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

     The transferability of this Warrant is restricted as set forth in the related Warrant Agreement, a copy of which may be obtained from the Company at its principal office.


No. WA-13                                                    Up to 54,400 Shares


          THIS CERTIFIES THAT for value received REDLIW CORP. (the "Holder") or registered assigns is the owner of a Warrant to purchase during the period expiring no later than 5:00 p.m. New York time on May 15, 1999, the number of fully paid and non-assessable shares of Common Stock, $.003 par value per share (the "Common Stock"), of Cheniere Energy, Inc., a Delaware corporation (hereinafter called the "Company"), specified above upon payment of the Warrant Price (as defined below) set forth in the warrant agreement between the Company and the Holder (the "Warrant Agreement").

          As provided in the Warrant Agreement, certain adjustments may be made in the sole discretion of the Board of Directors of the Company in the number of shares of Common Stock issuable upon exercise of this Warrant in the event of the change in the number of shares of Common Stock of the Company outstanding by reason a stock split, combination of stock or stock dividend in such manner as the Board of Directors may deem equitable.

          The warrant price per share (hereinafter called the "Warrant Price") shall be $3. As provided in the Warrant Agreement, the Warrant Price is payable upon the exercise of this Warrant, in cash by check or other immediately available funds.

          Upon the exercise of this Warrant, the form of election to purchase attached hereto must be properly completed and executed and surrendered to the Company or its transfer agent. In the event that this Warrant is exercised in respect of fewer than all of such shares, a new Warrant for the remaining number of such shares, substantially in the form hereof, will be issued on such surrender.

          This Warrant is issued under, and the rights represented hereby are subject to, the terms and provisions contained in the Warrant Agreement. By acceptance of an assignment of this Warrant any assignee agrees and assents to all the terms and provisions of the Warrant Agreement. Reference is hereby made to terms and conditions of the Warrant Agreement for a more complete statement of the rights and limitations of rights of the registered holder hereof and the rights and obligations of the

Company thereunder, which terms and conditions are incorporated herein by reference. Copies of the Warrant Agreement are on file at the principal office of the Company.

          The Company shall be required upon the exercise of this Warrant to issue fractions of shares only up to the nearest thousandth of a share (.001).

          This Warrant is transferable at the office of the Company (or of its transfer agent) by the registered holder hereof in person or by attorney-in-fact duly authorized in writing, but only in the manner and subject to the limitations provided in the Warrant Agreement, and upon surrender of this Warrant, proper completion and delivery of an assignment in the form attached hereto and the payment of any transfer taxes. Upon any such transfer, a new Warrant, or new Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock will be issued to the transferee in exchange for this Warrant.

          This Warrant when surrendered at the office of the Company (or of its transfer agent) by the registered holder hereof, in person or by attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock.

          If this Warrant shall be surrendered for exercise within any period during which the transfer books for shares of the Common Stock of the Company or other securities purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for the securities purchasable upon such exercise until the date of the reopening of said transfer books.

          The Holder of this Warrant shall not be entitled to any of the rights of a stockholder of the Company prior to the exercise hereof.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its representative, thereunto duly authorized, as of this 21st day of August, 1996.

                                            CHENIERE ENERGY, INC.

                                         By:______________________________
                                            William D. Forster
                                            President

                                                                         Annex 1
                                                                         -------
                                 PURCHASE FORM
                                 -------------

                                                          Dated ________________

          The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock and hereby makes payment in full by check or other immediately available funds totaling $_______.


                     INSTRUCTIONS FOR REGISTRATION OF STOCK
                     --------------------------------------


Name________________________________________________________
          (Please typewrite or print in block letters)


Address_____________________________________________________


Signature___________________________________________________

-------------------------------

                                                                         Annex 2
                                                                         -------

                                ASSIGNMENT FORM
                                ---------------

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

Name________________________________________________________
          (Please typewrite or print in block letters)


Address_____________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of ________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _______________, Attorney-in-Fact, to transfer the same on the books of the Company with full power of substitution in the premises.

Date________________, 19__

Signature___________________________________________________



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